Exhibit 10.3

DIGITAL MUSICWORKS INTERNATIONAL, INC.

SECOND AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

SEPTEMBER 8, 2005

SECOND AMENDED AND RESTATED

STOCKHOLDERS AGREEMENT

This Amended and Restated Stockholders Agreement (the “Agreement”) is made as of September 8, 2005 by and among Digital Musicworks International, Inc., a California corporation (the “Company”), Mitch Koulouris and Peter Koulouris (together, the “Founders”), the holders of the Company’s Series A Preferred Stock listed on Exhibit A hereto (the “Existing Holders”), and the purchasers of the Company’s Series B Preferred Stock (the “Purchasers”). Additional persons may be added as parties to this Agreement as contemplated herein and each such addition will be evidenced by such person’s execution of a signature page hereto.

RECITALS

A. The Company has granted the Existing Holders registration and certain other rights under the Amended and Restated Stockholders Agreement dated as of October 14, 2004 (the “Prior Agreement”).

B. The Company and the Purchasers are parties to that certain Series B Preferred Stock Purchase Agreement, of even date herewith (the “Series B Purchase Agreement”), which provides for the sale and purchase of the Company’s Series B Preferred Stock.

C. As a condition of entering into the Series B Purchase Agreement, the Purchasers have requested that the Company extend to them the rights granted to the Existing Holders under the Prior Agreement and certain other rights, and the Existing Holders are willing to amend the rights given to them pursuant to the Prior Agreement by replacing such rights in their entirety with the rights set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the Company, the Founders, the Existing Holders and the Purchasers agree as follows:

Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Conversion Stock” means the Series A Preferred and Series B Preferred, and the Common Stock issued or issuable pursuant to conversion of the Series A Preferred and Series B Preferred and any other shares of capital stock of the Company held by a Purchaser.

“Holders” shall mean (i) the Purchasers and Existing Holders for so long as such Purchasers and Existing Holders hold Conversion Stock or Registrable Securities, (ii) the Founders, and (iii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred in accordance herewith.

“Initiating Preferred Holders” shall mean Holders (not including the Founders) of more than 50% of the Registrable Securities not held by the Founders.

“Registrable Securities” means (i) shares of Common Stock of the Company issued or issuable in respect of the Conversion Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issuable with respect to the Conversion Stock, (ii) shares of Common

Stock which are Conversion Stock, and (iii) shares of Common Stock which are held by the Founders; provided, however, that shares of Conversion Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

The terms “register,” “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 5.1, 5.2 and 5.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders as appointed by the Holders of a majority of the Registrable Securities being registered (other than the Founders) up to $15,000.00.

“Restricted Securities” shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth under “Registration Expenses,” all reasonable fees and disbursements of counsel for any Holder.

“Series A Preferred” shall mean the Series A Preferred Stock of the Company.

“Series A Holder” shall mean a holder of Series A Preferred.

“Series B Preferred” shall mean the Series B Preferred Stock of the Company.

“Series B Holder” shall mean a holder of Series B Preferred.

Section 2. Restrictions on Transferability. The Conversion Stock and any other securities issued in respect of the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions, among other things, are intended to ensure compliance with the provisions of the Securities Act. Each Purchaser will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by such Purchaser to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

Section 3. Restrictive Legend. Each certificate representing (i) the Conversion Stock and (ii) any other securities issued in respect of the Conversion Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE STOCKHOLDERS AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.”

Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Agreement.

Section 4. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder’s intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and at the Company’s reasonable request shall be accompanied, at such holder’s expense, by either (i) a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, (ii) a “no action” letter from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) any other evidence reasonably satisfactory to counsel to the Company, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legend is not required in order to establish compliance with any provision of the Securities Act.

Section 5. Registration.

5.1 Requested Registration.

(a) Request for Registration. In the event the Company shall receive from Initiating Preferred Holders, a written request that the Company effect any registration, qualification or compliance with respect to Registrable Securities, and having an anticipated aggregate offering price, net of underwriting discounts and commissions, in excess of fifteen million dollars ($15,000,000), the Company will:

(i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders; and

(ii) use its reasonable efforts to effect as soon as practicable such registration, qualification or compliance (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.1:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii) prior to the earlier to occur of: (x) September 8, 2010, or (y) six (6) months after the effective date of the Company’s first registered public offering of shares of its Common Stock;

(iii) during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date six (6) months immediately following the effective date of, any registration statement pertaining to securities of the Company (other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, (iii) a registration in which the only equity security being registered is capital stock issuable upon conversion of convertible (or exchange of exchangeable) debt securities which are also being registered, or (iv) any other registration not appropriate for inclusion of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to be filed and become effective;

(iv) if the Company has previously effected a registration at the request of the Initiating Preferred Holders pursuant to subparagraph 5.1(a), and such registration has been declared or ordered effective;

(v) if the Company shall furnish to such Initiating Preferred Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company’s obligation to use its reasonable efforts to register, qualify or comply under this Section 5.1 shall be deferred for a period not to exceed 90 days from the date of receipt of written request from the Initiating Preferred Holders, provided that the Company may not exercise this deferral right more than twice in any one year period.

Subject to the foregoing clauses (i) through (v), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Preferred Holders.

(c) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as part of their request made under Section 5.1(a), and the Company shall so advise the Holders as part of the notice given pursuant to Section 5.1(a)(i) that the right of any Holder to registration pursuant to Section 5.1 shall be conditioned upon such Holder’s participation in the underwriting arrangements required by this Section 5.1, and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Preferred Holders. The Company shall not be required to include any of the securities of a Holder or Holders in such underwriting unless the Holder or Holders accepts the terms of the underwriting in customary form of the underwriters. Notwithstanding any other provision of this Section 5.1, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities who indicated their intent to participate in the registration in a timely manner, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities of the Company are first entirely excluded from the underwriting. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Preferred Holders.

5.2 Company Registration.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, or (iii) a registration in which the only equity security being registered is capital stock issuable upon conversion of convertible (or exchange of exchangeable) debt securities which are also being registered, the Company will:

(i) promptly give to each Holder written notice thereof; and

(ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder.

(b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 5.2 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement; provided, however, that shares of Registrable Securities of Holders shall not be excluded from the underwriting unless all other securities (other than securities being sold by the Company) are first entirely excluded from the underwriting; provided further, that the number of Registrable Securities included in any such registration shall not be reduced below 30% of the shares included in the registration unless the registration relates to the initial public offering of the Company’s Common Stock. No Registrable Securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. The Company may include shares of Common Stock held by shareholders other than Holders in a registration statement pursuant to this Section 1.6 to the extent that the amount of Registrable Securities otherwise includible in such registration statement would not thereby be diminished.

If any of the Holders disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 5.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

5.3 Registration on Form S-3.

(a) If any Holder or Holders of outstanding shares of Registrable Securities requests that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities, the reasonably anticipated aggregate price to the public of which would exceed three million dollars ($3,000,000), and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its reasonable efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request. The Company shall (i) promptly give written notice of the proposed registration to all other Holders, and (ii) use its reasonable efforts to effect as soon as practicable such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after receipt of the written notice from the Company. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 5.1(c) shall be applicable to each such registration initiated under this Section 5.3.

(b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.3:

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii) if the Company has effected two (2) or more such registrations pursuant to subparagraph 5.3(a) above in the preceding twelve (12) months, or, if the Company has effected one such registration pursuant to subparagraph 5.1(a) above in the preceding twelve (12) months, and such registration(s) have been declared or ordered effective;

(iii) during the period starting with the date sixty (60) days prior to the Company’s estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, (iii) a registration in which the only equity security being registered is capital stock issuable upon conversion of convertible (or exchange of exchangeable) debt securities which are also being registered, or (iv) any other registration not appropriate for inclusion of Registrable Securities), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iv) if the Company shall furnish to such Holder or Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company’s obligation to use its reasonable efforts to file a registration statement shall be deferred for a period not to exceed ninety (90) days from the receipt of the request to file such registration by such Holder or Holders, provided that the Company may not exercise this deferral right more than twice in any one year period (including pursuant to Section 5.1(b)(v)).

5.4 Expenses of Registration. All Registration Expenses incurred in connection with any registration pursuant to Sections 5.1, 5.2 and 5.3 hereof shall be borne by the Company. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders and all other registration expenses shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

5.5 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each of the Holders advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

(a) Prepare and file with the Commission a registration statement with respect to such securities and use its reasonable efforts to cause such registration statement to become and remain effective for at least ninety (90) days or until the distribution described in the registration statement has been completed.

(b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

(c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

(d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange, or quoted in a U.S. automated inter-dealer quotation system, as the case may be, on which similar securities issued by the Company are then listed, or quoted.

(h) Use its reasonable efforts to cause to be furnished to the underwriters, if any, on the date that such Registrable Securities are delivered to the underwriters for, (i) an opinion addressed to the underwriters and dated as of such date, of the counsel representing the Company in the registration, in form and substance as is customarily given to underwriters in an underwritten public offering and (ii) a letter addressed to the underwriters and dated as of such date from the Company’s independent auditors of the Company, in form and substance as is customarily given by in independent auditors to underwriters in an underwritten public offering.

(i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

5.6 Indemnification.

(a) The Company will indemnify and defend each Holder of securities, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, broker or dealer, if any, and each person who controls any underwriter, broker or dealer within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, (commenced or threatened), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or any violation or any alleged violation by the Company of the Securities Act or the Exchange Act or any state securities law, or any rule or regulation promulgated thereunder, applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers, directors, and partners, and each person controlling such Holder, each such underwriter, broker or dealer and each person who controls any such underwriter, broker or dealer, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, controlling person or underwriter, broker or dealer specifically for use therein; provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement, alleged untrue statement, omission or alleged omission made in a preliminary prospectus on file with the Commission at the time the registration statement becomes effective or the amended prospectus filed with the Commission pursuant to Rule 424(b) (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of: (1) any Holder, (i) if there is no underwriter, and a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage (to the extent that such Holder was obligated by law to provide a copy of the Final Prospectus to such person), or (ii) to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein; or (2) any underwriter, (i) if a copy of the Final Prospectus was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to the loss, liability, claim or damage, or (ii) to the extent that such untrue statement, alleged untrue statement, omission or alleged omission is made in reliance on and in conformity with written information furnished to the Company by an instrument duly executed by such underwriter and stated to be specifically for use therein.

(b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers, directors, and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation (commenced or threatened), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection 5.6(b) shall be limited in an amount equal to the net proceeds received by such Holder from the sale of shares in such registration.

(c) Each party entitled to indemnification under this Section 5.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses, and provided further that the failure of the Indemnifying Party to assume the defense for matters as to which there are no conflicts of interest, and to which notice had adequately been provided, shall not relieve the Indemnifying Party from its obligations pursuant to Section 5.6 hereof. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

5.7 Information by Holders. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

5.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use all reasonable efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934, as amended;

(b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements); and

(c) So long as any of the Holders owns any Restricted Securities, to furnish to such Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934, as amended (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as such Holders may reasonably request in availing themselves of any rule or regulation of the Commission allowing the Holders to sell any such securities without registration.

5.9 Transfer of Registration Rights. The rights to cause the Company to register securities granted to the Holders under Sections 5.1, 5.2 and 5.3 may be assigned to a transferee or assignee in connection with any transfer or assignment, as appropriate, of Registrable Securities by Holder only if such transferee or assignee holds, after such transfer or assignment, at least 500,000 shares (as adjusted for stock splits, stock dividends, recapitalization and the like) of the Registrable Securities; provided written notice thereof is promptly given to the Company and the transferee or assignee, as appropriate agrees to be bound by the provisions of this Agreement.

5.10 Termination of Registration Rights. The rights granted pursuant to Sections 5.1, 5.2 and 5.3 of this Agreement shall terminate (i) on the five (5) year anniversary of the closing of a firm commitment, underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the Company’s account where the aggregate sales price of such securities (before deduction of underwriting discounts and expenses of sale) is not less than $15,000,000, or (ii) as to any Holder at such time as the Company has registered its shares of Common Stock under the Securities Exchange Act of 1934, as amended, and such Holder is able to sell all such Registrable Securities as are held by such Holder under Rule 144 promulgated under the Securities Act within a 90-day period by virtue of such Holder’s ownership of less than one percent (1%) of the then outstanding capital stock of the Company.

5.11 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless (i) such new registration rights are subordinate to the registration rights granted Holders hereunder and include similar market stand-off obligations or (ii) such new registration rights are approved by the Holders of at least 50% of the Registrable Securities then held by Holders other than the Founders (on an as converted to Common Stock basis); provided, however, that additional purchasers, if any, of Series B Preferred Stock pursuant to the Series B Purchase Agreement at subsequent closings as provided for in the Series B Purchase Agreement may enter into this Agreement with the rights and obligations of holders of Purchasers.

Section 6. Financial Information.

(a) The Company will provide the following reports to each Series A Holder and Series B Holder for so long as each such holder holds and continues to hold at least 500,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends, recapitalization and the like):

(i) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flows and stockholders’ equity of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles;

(ii) As soon as practicable after the end of each fiscal quarter, and in any event within forty five (45) days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such fiscal quarter, and consolidated statements of operations, and consolidated statements of cash flows of the Company and its subsidiaries for such period and for the current fiscal year to date, all prepared in all material respects in accordance with generally accepted accounting principles, except the footnotes may be omitted; and

(iii) As soon as practicable following the submission to and approval by the Board of Directors of the Company, an annual budget and operating plan for the succeeding fiscal year for the Company in the form approved by the Board of Directors, but in no event shall such budget and operating plan be furnished later than 30 days prior to the end of the Company’s previous fiscal year.

(b) The rights granted pursuant to Section 6 may be assigned to a transferee or assignee in connection with any transfer or assignment, as appropriate, of Registrable Securities by a Series A Holder and Series B Holder only if such transferee or assignee holds, after such transfer or assignment, at least 500,000 shares (as adjusted for stock splits, stock dividends, recapitalization and the like) of the Registrable Securities; provided written notice thereof is promptly given to the Company and the transferee or assignee, as appropriate agrees to be bound by the provisions of this Agreement.

(c) Each of the Series A Holders and Series B Holders acknowledge and agree that any information obtained pursuant to this Section 6 which may be considered “inside” non-public information will not be utilized by any Purchaser in connection with purchases or sales of the Company’s securities except in compliance with applicable state and federal securities laws.

(d) The covenants contained in this Section 6 shall terminate upon the earlier of: (i) the closing date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, as amended, and (ii) the closing date of a change of control transaction pursuant to which the holders of the outstanding voting securities of the Company receive securities of a class registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Section 7. Standoff Agreement.

(a) Public Offering. In connection with a public offering of the Company’s securities in connection with an effective registration statement under the Securities Act, each Holder agrees, upon the request of the Company or the underwriters managing any underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose or transfer, directly or indirectly, any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time, not to exceed one hundred eighty (180) days, after the effective date of the registration statement relating thereto; provided, however, that the Holders shall not be subject to such lockup unless the officers and directors of the Company and each holder of more than one percent (1%) of the Company’s then-outstanding equity securities shall also be bound by such restrictions.

(b) Stop-Transfer Notations. Each Holder agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 7.

Section 8. Company Right of First Refusal. Before any shares of Series A Preferred, Series B Preferred, Common Stock or any other securities of the Company (“Offered Shares”) may be sold, transferred, encumbered or otherwise disposed of in any way (whether by operation of law or otherwise) by a Series A Holder or Series B Holder (a “Selling Holder”), such Selling Holder must first offer such Offered Shares to the Company as follows:

(a) Notice of Proposed Transfer. Subject to Section 8(f), the Selling Holder shall deliver to the Company a written notice stating: (i) the Selling Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name of the proposed transferee; (iii) the number of Offered Shares to be transferred to the proposed transferee; (iv) the bona fide cash price or other consideration for which the Selling Holder proposes to transfer the Offered Shares; and (v) that by delivering the notice, the Selling Holder offers all such Offered Shares to the Company and/or its assignee(s) pursuant to this Section 8 and on the same terms described in the notice.

(b) Exercise of Right of First Refusal. At any time within 15 days after receipt of the Selling Holder’s notice, the Company and/or its assignee(s) may, by giving written notice to the Selling Holder, elect to purchase all, but not less than all, of the Offered Shares proposed to be transferred, at the purchase price determined in accordance with Section 8(c) below.

(c) Purchase Price. The purchase price for the Offered Shares purchased by the Company under this Section 8 shall be the price listed in the Selling Holder’s notice. If the price listed in the Selling Holder’s notice includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by mutual agreement of the Company and the Selling Holder.

(d) Payment. Payment of the purchase price shall be made, at the option of the Company, in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Selling Holder to the Company, or by any combination thereof within 30 days after receipt by the Company of the Selling Holder’s notice (or at such later date as is called for by such notice).

(e) Holder’s Right to Transfer. If all of the Offered Shares proposed in the notice to be transferred to a given proposed transferee are not purchased by the Company as provided in this Section 8, then the Selling Holder may sell or otherwise transfer such Offered Shares to that proposed transferee, provided that: (i) the transfer is made only on the terms provided for in the notice, with the exception of the purchase price, which may be either the price listed in the notice or any higher price; (ii) such transfer is consummated within 90 days after the date the notice is delivered to the Company; (iii)

the transfer is effected in accordance with any applicable securities laws, and if requested by the Company, the Selling Holder shall have delivered an opinion of counsel acceptable to the Company to that effect; and (iv) the proposed transferee agrees in writing that the provisions of this Section 8 shall continue to apply to the transferred shares in the hands of such proposed transferee. If any Offered Shares described in a notice are not transferred to the proposed transferee within the period provided above, then before any such Offered Shares may be transferred, a new notice shall be given to the Company, and the Company and/or its assignees shall again be offered the right of first refusal described in this Section.

(f) Exception for Certain Family Transfers. Notwithstanding anything to the contrary contained elsewhere in this Section 8, the transfer of any or all of the Offered Shares during the Selling Holder’s lifetime or on the Selling Holder’s death by will or intestacy to the Holder’s spouse, child, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law, sister-in-law, grandfather, grandmother, grandchild, cousin, aunt, uncle, niece, nephew, stepchild, domestic partner sharing the same household (collectively, “Permitted Family Members”), university or charitable organization, to a trust or other similar estate planning vehicle for the benefit of the Selling Holder or any such person, or, if the Selling Holder is a trust, to the Permitted Family Members of the beneficiaries of the trust or to a trust in which any of the Permitted Family Members constitute all of the beneficiaries, shall be exempt from the provisions of this Section; provided that, in each such case, the transferee shall agree in writing to receive and hold the Offered Shares so transferred subject to all of the provisions of this Agreement, including but not limited to this Section, and there shall be no further transfer of such shares except in accordance with the terms of this Section.

(g) Termination of Right of First Refusal. The right of first refusal contained in this Section 8 shall terminate upon the earlier of: (i) the closing date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, as amended, and (ii) the closing date of a change of control transaction pursuant to which the holders of the outstanding voting securities of the Company receive securities of a class registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Section 9. Right of First Refusal on Company Issuances.

(a) Right of First Refusal. The Company hereby grants to each Series A Holder and Series B Holder a right of first refusal (“Right of First Refusal”) to purchase each such holder’s Pro Rata Share (as defined in Section 9 (b) hereof) of any New Securities (as defined in Section 9 (c) hereof) which the Company may, from time to time, propose to issue and sell.

(b) Pro Rata Share. Each Series A Holder’s and Series B Holder’s “Pro Rata Share,” for purposes of this Section 9, is equal to the fraction obtained by dividing (a) the sum of the total number of shares of any (i) Common Stock, and (ii) Common Stock issuable upon conversion of any Preferred Stock then held by such holder, by (b) the sum of the total number of shares of (i) Common Stock, and (ii) Common Stock issuable upon the conversion of Preferred Stock then outstanding.

(c) New Securities. Except as set forth below, “New Securities” shall mean any shares of capital stock of the Company, including Common Stock and Preferred Stock, whether or not now authorized, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock and securities of any type whatsoever that are, or may by their terms become, convertible into said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, “New Securities” does not include securities issued or issuable (i) upon the conversion of Preferred Stock, (ii) to employees, officers, directors and consultants of the Company pursuant to an employee benefit plan, or other incentive plans and arrangements, (iii) as a dividend or distribution on, or in connection with a split of, any of the capital stock of the Company effected in accordance with the Company’s charter, (iv) in connection with a recapitalization or reorganization of the Company relating to the Company’s merger with or acquisition of another corporation or other entity approved by the Board of Directors, (v) upon exercise or conversion of warrants, options, rights, or convertible securities, (vi) pursuant to a registered public offering of shares of the Company’s Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, with an aggregate offering price to the public of not less than $15,000,000, (vii) to bank, savings and loan associations, equipment leasing companies, or other similar lending institutions in connection with such entities providing working capital, credit facilities or equipment financing to the Company approved by the Company’s Board of Directors, (viii) in connection with the purchase of or license of or other arrangement relating to rights to music content approved by the Board of Directors, (ix) in connection with the acquisition of the stock or assets of a business entity for the purpose of acquiring such entities music content so long as such acquisition is approved by the Board of Directors, (x) in connection with contracts entered into with artists, management companies and/or production companies for the purpose of acquiring past, present and/or future rights to music content if approved by the Board of Directors (xi) in connection with the purchase of additional issuances of Series B Preferred Stock in a subsequent closing pursuant to the Series B Purchase Agreement, or (xii) pursuant to a transaction or series of transactions (including but not limited to a merger or reorganization) which result(s) in the Company’s stockholders, prior to the transaction, owning less than 50% of the voting power of the surviving entity (so long as such transactions or series of transactions are not effected primarily for the purposes of raising capital), or a sale of all or substantially all the assets of the Company.

(d) First Refusal Procedure. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Series A Holder and Series B Holder written notice (the “Company Notice”) of its intention, describing the amount and type of New Securities to be issued, and the price and terms upon which the Company proposes to issue the same. Each Series A Holder and Series B Holder shall have 15 days from the date of receipt of the Company Notice to exercise such holder’s Right of First Refusal to purchase up to its Pro Rata Share of such New Securities for the price and upon the terms specified in the Company Notice by delivering written notice (the “Right of First Refusal Election Notice”) to the Company and stating therein the quantity of New Securities to be purchased. If the holder elects to purchase such holder’s full pro rata share (“Electing Purchaser”), then such Electing Purchaser shall have a right of over-allotment such that if any other Series A Holder or Series B Holder fails to purchase such holder’s full pro rata share of the New Securities, the Electing Purchaser may purchase, on a pro rata basis with other Electing Purchasers, that portion of the New Securities (the “Remaining Securities”) which such other Series A Holder and/or Series B Holder elected not to purchase. Each such Electing Purchaser shall specify in its initial notification to the Company whether it also elects to purchase its pro rata portion of the Remaining Securities, if any.

(e) Settlement. Settlement for the New Securities to be purchased by the Electing Purchasers pursuant to this Section 9 shall be made either in cash or cash equivalents or through repayment of indebtedness within 30 days from the Electing Purchasers’ deemed date of receipt of the Company Notice; provided, however, that if the terms of payment for the New Securities specified in the Company Notice were for other than cash against delivery or promissory notes payable over time, each Electing Purchaser shall pay in cash to the Company the fair market value of such consideration as mutually agreed upon by the Company and a majority of the Electing Purchasers, or, if no such agreement is reached, as determined by an accounting or investment banking firm mutually acceptable to the Company and a majority of the Electing Purchasers, which appraisal shall be final, within five days of such determination.

(f) Sale of Remaining Securities. In the event that the Series A Holders and Series B Holders have not elected to purchase all of the New Securities within the applicable period of either 15 days after the deemed receipt of Company Notice pursuant to clause (d) above, or within five days after such determination of fair market value pursuant to clause (e) above, the Company shall have 90 days thereafter to sell the New Securities not elected to be purchased by a Series A Holder or Series B Holder at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company Notice. In the event the Company has not sold all of the New Securities within said 90 day period, the Company shall not thereafter issue or sell any unsold New Securities without first offering such securities to the Series A Holders and Series B Holders in the manner provided above.

(g) Deemed Waiver. If any Series A Holder or Series B Holder shall have failed to deliver to the Company its Right of First Refusal Election Notice within the time period described in this Section 9(d), such shareholder shall be deemed to have waived its Right of First Refusal.

(h) Waiver of Right of First Refusal. The Right of First Refusal may be waived as to any given issuance of New Securities on behalf of all Series A Holders and Series B Holders, by Series A Holders and Series B Holders holding not less than two-thirds of the shares of Common Stock and Common Stock issuable upon conversion of any Preferred Stock then held by all Series A Holders and Series B Holders or their permitted assignees or transferees.

(i) Fees and Expenses of Valuation of New Securities. The fees and expenses of any accounting or investment banking firm retained in connection with the determination of the fair market value of the consideration to be paid for the New Securities pursuant to Section 9(e) shall be borne proportionately by the Company and each Electing Purchaser according to the relative number of the New Securities, if any, actually (i) sold by the Company to a third party and (ii) purchased by such Electing Purchaser from the Company.

(j) Company Right to Terminate Issuance of New Securities. Notwithstanding the foregoing, the Company may in its sole discretion terminate any proposed issuance of New Securities in respect of which the Company has given Company Notice, at any time prior to the consummation thereof. The foregoing provision shall apply even in the event one or more Series A Holders and/or Series B Holders shall have exercised their Rights of First Refusal hereunder; provided, however, that no New Securities shall then have been issued.

(h) The Right of First Refusal contained in this Section 9 shall terminate upon the earlier of: (i) the closing date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act, as amended, and (ii) the closing date of a change of control transaction pursuant to which the holders of the outstanding voting securities of the Company receive securities of a class registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

Section 10. Additional Parties. The parties hereto agree that additional holders of securities of the Company may, with the written consent of the Company, Holders of a majority of the Registrable Securities, and Holders of a majority of the Registrable Securities not including the Founders, be added as parties to this Agreement with respect to any or all securities of the Company held by such additional holders, and shall thereupon be deemed for all purposes “Purchasers” hereunder. Any such additional party shall execute a counterpart of this Agreement, and upon execution by such additional party and by the Company, shall be considered a Purchaser for purposes of this Agreement. Notwithstanding the foregoing, Purchasers of the Company’s Series B Preferred in a Subsequent Closing (as such term is defined in the Series B Purchase Agreement) shall be deemed for all purposes “Purchasers” hereunder without any further action by either the Company or the other parties to this Agreement.

Section 11. Amendment. Any provision of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Holders of a majority of the Registrable Securities, and the Holders of a majority of the Registrable Securities not including the Founders; provided that, subject to the provisions of Section 10 hereof, no such amendment shall impose or increase any liability or obligation or impair any right of a Holder without the consent of such Holder. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon each Holder of Registrable Securities at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

Section 12. Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and interpreted in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

Section 13. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

Section 14. Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and (a) shall be deemed effectively given upon personal delivery to the party to be notified, or (b) shall be delivered by fax (facsimile) with confirmation of receipt, and shall be deemed effectively given when receipt is so confirmed, or (c) shall be deemed effectively given when delivered by overnight courier, or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to a Purchaser, at the address of such Purchaser set forth on the signature pages hereto, or at such other address as the Purchaser shall have furnished to the Company in writing in accordance with this Section 14, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder thereof who has so furnished an address to the Company, or (ii) if to a Founder, at the address of such Founder as it appears on the books and records of the Company, or (iv) if to the Company, at its principal office, at 1545 River Park Drive, Sacramento, California, 95815, Attn: President, with a copy addressed to Hayden Bergman, Professional Corporation, 150 Post Street, Suite 650, San Francisco, CA 94108, Attn: Peter Bergman.

Section 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

* * * * *

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Stockholders Agreement as of the date first set forth above.

“COMPANY”

DIGITAL MUSICWORKS INTERNATIONAL, INC.

By:	/s/ MITCHELL KOULOURIS
Name:	Mitchell Koulouris
Title:	Chief Executive Officer

FOUNDERS:

/s/ MITCHELL KOULOURIS
Mitchell Koulouris

/s/ PETER KOULOURIS
Peter Koulouris

SERIES A PREFERRED HOLDERS:

By:	/s/ KERRY HECKMAN
Name:	Kerry Heckman

THE VENTURA FAMILY TRUST

By:	/s/ RICHARD VENTURA
Name:
Title:

By:	/s/ ESTHER WILLIAMS
Name:	Esther Williams

By:	/s/ DEAN PETRULAKIS
Name:	Dean Petrulakis

(Signature Page to the Second Amended and Restated Stockholders Agreement)

SERIES A PREFERRED HOLDERS (CONTINUED):

By:	/s/ MARK HOLMES
Name:	Mark Holmes

By:	/s/ GEORGE PETRULAKIS
Name:	George Petrulakis

By:	/s/ KARNA HARRIGFELD
Name:	Karna Harrigfeld

A. G. SPANOS, TRUSTEE OF THE ALEX & FAYE SPANOS FAMILY TRUST

By:	/s/ ALEX G. SPANOS
Name:	Alex. G. Spanos
Title:	Trustee

By:	/s/ JOHN HENRY PARKER
Name:	John Henry Parker

By:	/s/ DAN KOELLEN
Name:	Dan Koellen
Title:

GMP LLC

By:	/s/ GILLIAN PARILLO
Name:	Gillian Parillo
Title:	Manager

By:
Name:	Thomas P. Kandris

RICHARD WALLISER AND DIANNA WALLISER

/s/ RICHARD WALLISER
Richard Walliser

/s/ DIANNA WALLISER
Dianna Walliser

(Signature Page to the Second Amended and Restated Stockholders Agreement)

SERIES A PREFERRED HOLDERS (CONTINUED):

ALAN H. PATTERSON FAMILY REVOCABLE TRUST UTA dated May 4, 1994

By:	/s/ ALAN H. PATTERSON
Name:	Alan H. Patterson
Title:	Trustee

/s/ JOHN ALLEN
John Allen

NUTRISHARE, INC.

By:	/s/ ROD OKAMOTO
Name:	Rod Okamoto
Title:	President

YASSO REVOCABLE TRUST UTA dated October 9, 2002

By:	/s/ JAMES H. YASSO, TTEE
Name:	James H. Yasso
Title:	Trustee

THE SOPP FAMILY TRUST

By:	/s/ ERNEST SOPP
Name:	Ernest N. Sopp
Title:	Trustee

MARK R. JENSEN AND KAREN JENSEN PETRULAKIS, TENANTS IN COMMON

Mark R. Jensen

/s/ KAREN JENSEN PETRULAKIS
Karen Jensen Petrulakis

(Signature Page to the Second Amended and Restated Stockholders Agreement)

SERIES B PREFERRED HOLDERS:

THE SOPP FAMILY TRUST

By:
Name:
Title:	Trustee

/s/ KERRY HECKMAN
Kerry Heckman

/s/ JOHN ALLEN
John Allen

OKADIAB, LLC

By:	/s/ ROD OKAMOTO
Name:	Rod Okamoto
Title:	President

Mark Holmes

/s/ DAN KOELLEN
Dan Koellen

STEWART ROGERS IRA/SEP BEAR STEARNS SECURITY CORP CUSTODIAN

By:	/s/ STEWART D. ROGERS
Name:	Stewart D. Rogers
Title:

/s/ TIMOTHY O’HARA
Timothy O’Hara

/s/ TODD CRAVENS
Todd Cravens

(Signature Page to the Second Amended and Restated Stockholders Agreement)

SERIES B PREFERRED HOLDERS (CONTINUED):

CURTIS INVESTMENTS

By:	/s/ BRADEN T. CURTIS
Name:	Braden T. Curtis
Title:	President

/s/ NANCY M. O’NEIL
Nancy M. O’Neil

/s/ SHELDON MORGAN
Sheldon Morgan

/s/ JEFF BLUMENTHAL
Jeff Blumenthal

/s/ MASAMITSU MIYAGI
Masamitsu Miyagi

/s/ TURNANDO FUAD
Turnando Fuad

KEN OLIVIER AND ANGELA NOMELLINI

/s/ KEN OLIVIER
Ken Olivier

/s/ ANGELA NOMELLINI
Angela Nomellini

(Signature Page to the Second Amended and Restated Stockholders Agreement)

SERIES B PREFERRED HOLDERS (CONTINUED):

/s/ ANTHONY SICA
Anthony Sica

/s/ ZIQIANG TANG
Ziqiang Tang

RICHARD AND GEORGETTE SHINTAKU

/s/ RICHARD SHINTAKU
Richard Shintaku

/s/ GEORGETTE SHINTAKU
Georgette Shintaku

/s/ MICHAEL L. HESTER
Michael L. Hester

/s/ DOUGLAS SATO
Douglas Sato

/s/ FRED SEDLACEK
Fred Sedlacek

/s/ CURTIS PERRY, DDS
Curtis Perry, DDS

/s/ PETER D. CRUZ
Peter D. Cruz

/s/ RICHARD LEONG
Richard Leong

/s/ JOHN ELIOPULOS
John Eliopulos

(Signature Page to the Second Amended and Restated Stockholders Agreement)

SERIES B PREFERRED HOLDERS (CONTINUED):

/s/ ROBERT J. BUCK
Robert J. Buck

/s/ DON K. BUCK
Don K. Buck

/s/ GREGG A. MASON
Gregg A. Mason

WESTERN RESERVE CAPITAL MANAGEMENT, LP

By:	/s/ JAMES A. DAVIS
Name:	James A. Davis
Title:	Chief Operating Officer

DOUG AND AMBER SOLIS

/s/ DOUG SOLIS
Doug Solis

/s/ AMBER SOLIS
Amber Solis

/s/ JOHN M. JACKSON, JR.
John M. Jackson, Jr.

MILDRED AND RICHARD BEAN

/s/ MILDRED BEAN
Mildred Bean

/s/ RICHARD BEAN
Richard Bean

STEVE WYDECK AND UEL LUSICA-WYDECK

/s/ STEVE WYDECK
Steve Wydeck

/s/ UEL LUSICA-WYDECK
Uel Lusica-Wydeck

(Signature Page to the Second Amended and Restated Stockholders Agreement)

SERIES B PREFERRED HOLDERS (CONTINUED):

George Petrulakis

GMP LLC

By:	/s/ GILLIAN PARILLO
Name:	Gillian Parillo
Title:

CHARLES F. AND VIVIAN P. HAWKINS

/S/ CHARLES F. HAWKINS
Charles F. Hawkins

/S/ VIVIAN P. HAWKINS
Vivian P. Hawkins

JAMES R. AND ELIZABETH N. MUSBACH

/s/ JAMES R. MUSBACH
James R. Musbach

/s/ ELIZABETH N. MUSBACH
Elizabeth N. Musbach

FRUITION VENTURES, LLC

By:	/s/ STEVE KATINSKY
Name:	Steve Katinsky
Title:	Managing Director

OKADIAB, LLC

By:	/s/ ROD OKAMOTO
Name:	Rod Okamoto
Title:

(Signature Page to the Second Amended and Restated Stockholders Agreement)

SERIES B PREFERRED HOLDERS (CONTINUED):

/s/ WILLIAM G. PARKHOUSE
William G. Parkhouse

/s/ JOHN GILMORE
John Gilmore

ANDREW UKLEJA, MD AND ANNA UKLEJA

/s/ ANDREW UKLEJA, MD
Andrew Ukleja, MD

/s/ ANNA UKLEJA
Anna Ukleja

JOHN T. WELD AND GAIL A. WELD,
COMMUNITY PROPERTY

/s/ JOHN T. WELD
John T. Weld

/s/ GAIL A. WELD
Gail A. Weld

/s/ DANIEL R. MARTINEZ
Daniel R. Martinez

JAMES E. AND VICTORIA D. HORNSTEIN

/s/ JAMES E. HORNSTEIN
James E. Hornstein

/s/ VICTORIA D. HORNSTEIN
Victoria D. Hornstein

(Signature Page to the Second Amended and Restated Stockholders Agreement)

SERIES B PREFERRED HOLDERS (CONTINUED):

/S/ CARL C. HSU, MD
Carl C. Hsu, MD

/S/ SAM TOLL
Sam Toll

(Signature Page to the Second Amended and Restated Stockholders Agreement)